UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2009

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11701 Luna Road Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 17, 2009, i2 Technologies, Inc. (“i2”) issued a press release announcing that December 21, 2009 has been established as the record date for purposes of determining i2 stockholders entitled to vote at the upcoming special meeting of i2 stockholders to consider the previously announced merger agreement providing for the merger of a wholly-owned subsidiary of JDA Software Group, Inc. with and into i2 and that January 28, 2010 at 8:00 a.m. CST has been set as the date of the special meeting. A copy of the press release is attached hereto as Exhibit 99.1.

IMPORTANT ADDITIONAL INFORMATION

This filing is being made in respect of the proposed transaction involving JDA and i2. In connection with the proposed transaction, JDA filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) on November 19, 2009 and an amendment thereto on December 17, 2009, each containing a preliminary Proxy Statement/Prospectus, and each of JDA and i2 plans to file with the SEC other documents regarding the proposed transaction. The definitive Proxy Statement/Prospectus will be mailed to stockholders of i2 once it is final. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Proxy Statement/Prospectus (when available) and other documents filed with the SEC by JDA and i2 through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the Registration Statement and the definitive Proxy Statement/Prospectus (when available) and other documents filed with the SEC from i2 by directing a request to i2 Technologies, Inc., 11701 Luna Road, Dallas, Texas 75234, Attention: Investor Relations (telephone: (469) 357-1000) or going to i2’s corporate website at www.i2.com, or from JDA by directing a request to JDA Software Group, Inc., 14400 North 87th Street, Scottsdale, Arizona 85260, Attention: Investor Relations (telephone: (480) 308-3000) or going to JDA’s corporate website at www.jda.com.

JDA, i2, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding i2’s directors and executive officers is set forth in i2’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2009, and Annual Report on Form 10-K filed with the SEC on March 12, 2009. Information regarding JDA’s directors and executive officers is set forth in JDA’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2009, and Annual Report on Form 10-K filed with the SEC on March 13, 2009. Additional information regarding the interests of such potential participants will be included in the definitive Proxy Statement/Prospectus and the other relevant documents filed with the SEC (when available).

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This filing contains forward-looking statements regarding the proposed transaction between JDA and i2, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about the future expectations, beliefs, goals, plans or prospects of the management of i2 and JDA. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to obtain the approval of i2’s stockholders; the ability to consummate the transaction; the ability of JDA to successfully integrate i2’s operations and employees; and the other factors described in i2’s Annual Report on Form 10-K filed with the SEC on March 12, 2009 and its most recent Quarterly Report on Form 10-Q filed with the SEC. i2 disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated December 17, 2009 announcing the Company’s record and meeting dates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2009	i2 TECHNOLOGIES, INC.

	By:	/s/ MICHAEL J. BERRY
Michael J. Berry
Executive Vice President, Finance and Accounting and Chief Financial Officer